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                                                                    EXHIBIT 10.1

                      Advanced Lighting Technologies, Inc.
                         c/o Saratoga Partners IV, L.P.
                          535 Madison Avenue, 4th Floor
                            New York, New York 10022
                                                                  March 22, 2004

Saratoga Partners IV, L.P.
535 Madison Avenue, 4th Floor
New York, New York  10022

Gentlemen:

         1. At all times that Saratoga Partners IV, L.P. or any of its subsidiaries ("Saratoga IV") shall hold any stock of Advanced Lighting Technologies, Inc. (the "Securities") (or any securities issued upon exchange, conversion or exercise thereof or as a distribution thereon) upon reasonable notice, Advanced Lighting Technologies, Inc. (the "Company") shall (and shall cause each of its subsidiaries to) afford Saratoga IV and its general partner, manager, counsel, accountants, and other authorized representatives ("Representatives") reasonable access during normal business hours to its properties, books, contracts and records and personnel and advisers (who will be instructed by the Company to cooperate) and the Company shall (and shall cause each of its subsidiaries to) furnish promptly to Saratoga IV and its Representatives all information concerning the Company and its subsidiaries and their personnel as it or its Representatives may reasonably request and the Company shall cause the principal officers of the Company and its subsidiaries and the Company's independent public accountants, upon reasonable notice during normal business hours, to discuss the affairs, finances and accounts of any such corporations with Saratoga IV and its Representatives to the extent reasonably requested by Saratoga IV; provided that any review will be conducted in a way that will not interfere unreasonably with the conduct of the Company's business.

         2. The Company covenants with Saratoga IV that it will deliver to Saratoga IV the following financial information and reports for so long as Saratoga IV or its subsidiaries shall hold any Securities (or any securities issued upon ex-

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                                      -2-

change, conversion or exercise thereof or as a distribution thereon):

                  (i) as soon as practicable and in any event within 90 days after the close of each fiscal year of the Company, a consolidated statement of income and a consolidated statement of cash flows for the Company and its subsidiaries for the fiscal year, and a consolidated balance sheet of the Company and its subsidiaries as of the close of such fiscal year, setting forth in each case in comparative form the corresponding consolidated figures for the preceding fiscal year, all in reasonable detail and satisfactory in scope to Saratoga IV and together with an opinion directed to the Company of independent public accountants of recognized standing selected by the Company whose opinion shall be in scope and substance reasonably satisfactory to Saratoga IV;

                  (ii) as soon as practicable and in any event within 45 days after the close of each of the first three fiscal quarters of each fiscal year of the Company, an unaudited consolidated statement of income and an unaudited consolidated statement of cash flows for the Company and its subsidiaries for the period from the beginning of such fiscal year to the end of such fiscal quarter, and an unaudited consolidated balance sheet of the Company and its subsidiaries as of the close of such fiscal quarter, setting forth in each case in comparative form the corresponding consolidated figures for the corresponding period or as of the corresponding date during the preceding fiscal year, all in reasonable detail and certified by an authorized financial officer of the Company, subject to changes resulting from year-end adjustments;

                  (iii) upon request, budgets, business plans and projections, when available;

                  (iv) promptly upon transmission thereof, copies of all financial statements, proxy statements, notices and reports as the Company shall send to its stockholders and copies of all registration statements (without exhibits), and all reports which it files with the SEC (or any governmental body or agency succeeding to the functions of the SEC); and

                  (v) with reasonable promptness, such other financial data as Saratoga IV may reasonably request.
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The Company will permit Saratoga IV or its Representatives to discuss such financial statements, plans and projections with such officers of the Company and its subsidiaries as Saratoga IV or its Representatives may reasonably designate.

         3. Effective as of the Closing, Saratoga IV has designated a number of persons constituting 60% of the Board of Directors of the Company. The Company agrees not to remove such directors designated by Saratoga IV from the Board of Directors without cause, but in the event of a removal Saratoga IV may designate replacement directors. The persons so elected to the Board of Directors shall serve until the next annual meeting of shareholders of the Company and until his or her successor is duly elected and qualified. Thereafter, the Company shall at all times include the number of persons designated by Saratoga IV for election to the Company's Board of Directors as part of the slate of persons recommended by the Board of Directors of the Company, and the Company shall cause all shares in which the Company's management or Board of Directors holds proxies (including undesignated proxies) to be voted in favor of the election of such designees except as may otherwise be provided in proxies submitted by shareholders. In the event that any such designee shall cease to serve as a director for any reason, the Company shall cause the vacancy caused thereby to be filled by a designee of Saratoga IV.

         The Company agrees that any designee of Saratoga IV who is appointed or elected to service on the Company's Board of Directors shall be furnished with all information generally provided to the Company's Board of Directors, shall have the same access to information regarding the Company and shall be entitled to the same perquisites as the Company's other outside directors, including, without limitation, the reimbursement of travel expenses and the payment of any fees. The designees of Saratoga IV elected to serve on any committee of the Board of Directors of the Company shall be provided with, and have access to, all information regarding the Company and its subsidiaries provided to other members of such committee.

         The obligations set forth herein shall continue as long as Saratoga IV, directly or indirectly, owns any Securities (or any securities issued upon exchange, conversion or exercise thereof or as a distribution thereon).

         4. At all times that Saratoga IV or its subsidiaries shall hold any Securities (or any securities issued upon exchange, conversion or exercise thereof or as a distribution thereon), the Company shall grant to Saratoga IV such other
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                                      -4-

management rights, and take such other actions, as are necessary to ensure that the Securities (and securities issued upon conversion, exchange or exercise thereof or as a distribution thereon) will qualify as a "venture capital investment" of Saratoga IV within the meaning of 29 CFR of the regulations of the United States Department of Labor at part 2510.3-101.

         5. The parties agree that any and all information provided pursuant to this transaction shall remain confidential, except as required by law, consented to by the Board of Directors or as Saratoga IV chooses to share with its limited partners.

                                  ADVANCED LIGHTING TECHNOLOGIES, INC.

                                  By:  /s/ Wayne Vespoli
                                       --------------------------
                                       Name:  Wayne Vespoli
                                       Title: Executive Vice President
                                       and Treasurer

Agreed and Accepted:

SARATOGA PARTNERS IV, L.P.

By:  SARATOGA ASSOCIATES IV LLC, its
  General Partner

By:  SARATOGA MANAGEMENT COMPANY LLC,
  its Investment Adviser

By:  /s/ Christian L. Oberbeck
     -------------------------
     Name:  Christian L. Oberbeck
     Title: Managing Director

By:  /s/ Richard A. Petrocelli
     -------------------------
     Name:   Richard A. Petrocelli
     Title:  Principal